UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2024 (December 15, 2024)

Victory Clean Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14425 Falcon Head Blvd., Bldg E, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of James W. McGinley

On December 15, 2024, James W. McGinley resigned from the Board of directors and as Chief Executive Officer. The resignation was pursuant to an agreement whereby Mr. McGinley intends to pursue other business opportunities. The agreement is attached as Exhibit 10.1 to this Current Report on for 8-K.

A replacement has not been appointed. In the interim the Executive Chairman, Christopher Headrick will act as principal executive officer.

Resignation of Don Turner

On December 15, 2024, Don Turner resigned as Chief Operating Officer. The resignation was pursuant to an agreement whereby Mr. Turner intends to pursue other business opportunities. The agreement is attached as Exhibit 10.1 to this Current Report on for 8-K.

Employment Agreement with Neil Goulden

On December 15, 2024, Neil Gouldens’ employment agreement was replaced with a new agreement. Mr. Goulden is currently a director and Chief Administrative Officer. The new agreement is pursuant to the agreement referenced and filed as Exhibit 10.1 to this Current Report on for 8-K.

The new agreement provides a one-year term with a base annual salary of $100,000. The agreement also provides a termination penalty clause of $1,000,000 which decreases by 1/12th per month to $0 at the end of the term.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreement with Paul Powers

On December 15, 2024, Paul Powers’ employment agreement was replaced with a new agreement. Mr. Powers is currently Chief Development Officer. The new agreement is pursuant to the agreement referenced and filed as Exhibit 10.1 to this Current Report on for 8-K.

The new agreement provides a one-year term with a base annual salary of $100,000.

The foregoing summary of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Settlement Agreement signed on December 15, 2024 (dated December 13, 2024) between Victory Clean Energy, Inc., H2 Energy Group, Inc., James W. McGinley, Don Turner, Neil L. Goulden, and Paul Powers.
10.2	Employment Agreement signed on December 15, 2024 (dated December 12, 2024) between Victory Clean Energy Inc. and Neil L. Goulden.
10.3	Employment Agreement signed on December 15, 2024 (dated December 13, 2024) between Victory Clean Energy Inc. and Don Turner.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Clean Energy, Inc.

Date: December 26, 2024
/s/ Christopher Headrick
Christopher Headrick
Executive Chairman